UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   November 20, 2002
                                                --------------------------------

                GS Mortgage Securities Corp.
--------------------------------------------
                          (Exact name of registrant as specified in its charter)



Delaware                                333-89556                13-6357101
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation)                                            Identification No.)

85 Broad Street, New York, New York                                 10004
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code   (212) 902-1000

                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)





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ITEM 5. Other Events

            On June 6, 2002, a registration statement on Form S-3 (the "Registration Statement") for GS Mortgage Securities Corp. (the "Company") was declared effective. Attached as exhibits are certain Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995 to the Public Securities Association) and Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association.) furnished to the Company by Goldman, Sachs & Co. (the "Underwriter") in respect of the Company's proposed offering of the GSAMP Trust 2002-HE, Mortgage Pass-Through Certificates, Series 2002-HE (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Collateral Term Sheets and Computational Materials by reference in the Registration Statement.

            Any statement or information contained in the attached Collateral Term Sheets or Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.







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ITEM 7.     Financial Statements and Exhibits

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.     Description

            (99.1) Collateral Term Sheets prepared by Goldman, Sachs & Co. in connection with the GSAMP Trust 2002-HE, Mortgage Pass-Through Certificates, Series 2002-HE.

            (99.2) Computational Materials prepared by Goldman, Sachs & Co. in connection with the GSAMP Trust 2002-HE, Mortgage Pass-Through Certificates, Series 2002-HE.





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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         GS MORTGAGE SECURITIES CORP.



      November 20, 2002
                                         By: /s/ Marvin Kabatznick
                                             -----------------------------------
                                             Name:  Marvin Kabatznick
                                             Title: Chief Executive Officer




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                                INDEX TO EXHIBITS




                                                            Paper (P) or
Exhibit No.       Description                               Electronic (E)
-----------       -----------                               --------------

(99.1)            Collateral Term Sheets prepared by                 (E)
                  Goldman, Sachs & Co. in connection with the GSAMP Trust 2002-HE, Mortgage Pass-Through
                  Certificates, Series 2002-HE.

(99.2)            Computational Materials prepared by                (E)
                  Goldman, Sachs & Co. in connection with the GSAMP Trust 2002-HE, Mortgage Pass-Through
                  Certificates, Series 2002-HE.